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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               ________________


                                   FORM 8-K
                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 14, 2001


                              Acterna Corporation
            (Exact name of registrant as specified in its charter)

      Delaware                       000-07438                 04-2258582
(State or other jurisdiction     (Commission File No.)      (IRS Employer
 of incorporation)                                        Identification No.)

                         3 New England Executive Park,
                        Burlington, Massachusetts 01803
         (Address of principal executive offices, including zip code)

         Registrant's telephone no., including area code: (781) 272-6100

Item 7.  Exhibits.
         --------

         Exhibit 99. Press Release of Acterna Corporation (the "Company"), dated February 14, 2001, and furnished but not filed as part of Item 9 of this report.

Item 9.  Regulation FD Disclosure.
         ------------------------

     Attached hereto as Exhibit 99 and furnished but not filed is a press release concerning certain financial information of the Company.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ACTERNA CORPORATION
                              (Registrant)


Date: February 14, 2001       By: /s/ Mark V.B. Tremallo
                                 ---------------------------------
                              Name:  Mark V.B. Tremallo
                              Title: Corporate Vice President, General
                                     Counsel and Secretary

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